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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): April 3, 2006
                                                           -------------

                        PACIFICHEALTH LABORATORIES, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

         000-23495                                      22-3367588
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 (Commission File Number)                    (IRS Employer Identification No.)

    100 Matawan Road,  Suite 420 Matawan, NJ                       07747-3913
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    (Address of Principal Executive Offices)                       (Zip Code)

                                 (732) 739-2900
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 2.02   Results of Operations and Financial Condition.

         On April 3, 2006, PacificHealth Laboratories, Inc. issued a press release announcing certain financial results for the fiscal year and quarter ended December 31, 2005. The full text of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01   Financial Statements and Exhibits

(c)    Exhibits.

99.1   Press release dated April 3, 2006.


                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            PACIFICHEALTH LABORATORIES, INC.

Dated: April 3, 2006                        By:      /s/ Stephen P. Kuchen
                                                --------------------------------
                                                         Stephen P. Kuchen
                                                         Chief Financial Officer